Investments in a joint venture	12 Months Ended
Dec. 31, 2013
Investments in a joint venture
Investments in a joint venture

4.              Investments in a joint venture

In March 2011, the Group entered into a joint venture agreement with MEMC Singapore to form a jointly-owned company named JA MEMC (Yangzhou) Solar Technology Company Ltd., (“JA MEMC”), to build and operate a solar cell production facility in China. Pursuant to the joint venture agreement, JA Yangzhou and MEMC each contributed a capital investment of RMB 96,211 in cash, which represents 50% of the share capital of JA MEMC. The Group accounts for its investment in the joint venture using the equity method and the Group’s share of JA MEMC’s results of operations is included in equity gain/(loss) for a joint venture in the Group’s Consolidated Statements of Operations and Comprehensive Loss. The Group’s equity in net loss of JA MEMC amounted to RMB 1,800, RMB 5,501 and RMB 2,108 for the year ended December 31, 2011, 2012 and 2013, respectively.

The Group reviews its investment in JA MEMC to determine whether a decline in fair value below the carrying value, if any, is other- than-temporary. The assets held by JA MEMC consist primarily of long-lived assets and as of December 31, 2012 JA MEMC was still in the process of pre-operation. Based on all available information, such as industry-specific condition and investee-specific reasons, the Group determined that an other-than-temporary loss in the carrying value of the investment occurred and an impairment charge of RMB 38,000 should be recorded against the investment in JA MEMC in the year ended December 31, 2012. No impairment loss occurred in 2013. Although assumptions used in estimates of fair value of the investment in JA MEMC are management best estimates, such assumptions are, by nature, highly judgmental and may vary significantly from actual results.